EVOFEM BIOSCIENCES®



INVESTOR PRESENTATION

JULY 17, 2024

FORWARD-LOOKING STATEMENTS

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "strategy," "objective," "designed," "suggest," "currently," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The rate and degree of market acceptance of Phexxi® (lactic acid, citric acid and potassium bitartrate) vaginal gel and SOLOSEC® (secnidazole) 2 g oral granules
- Evofem's ability to successfully commercialize its products in the United States and to enter into successful partnerships to commercialize its products outside of the United States
- Evofem's estimates regarding expenses, revenues, financial performance and capital requirements, including the length of time its capital resources will sustain its operations, and its ability to raise additional capital to fund its operations when/if needed
- Evofem's ability to continue as a going concern
- Evofem's ability to comply with the provisions and requirements of its debt arrangements and to pay amounts owed pursuant to its debt arrangements
- Evofem's ability to retain members of its management and other key personnel and to expand its organization to accommodate potential growth
- Evofem's ability to maintain and protect its intellectual property position and its ability to obtain additional patent protection for its product for current and investigational indications
- The potential for changes to current regulatory mandates requiring payers to cover FDA-approved or -cleared contraceptives without cost sharing
- Evofem's ability to obtain or maintain third-party payer coverage and adequate reimbursement, and its reliance on the willingness of patients to pay out-of-pocket for its products absent full or partial third-party payer reimbursement
- Evofem's reliance on third-party providers and licensors, such as third-party manufacturers
- The presence or absence of any adverse events or side effects relating to the use of its products, and,
- Any other risk factors detailed in Evofem's filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K for the year ended December 31, 2023, filed with the SEC on March 27, 2024, 10-Q for the quarter ended March 31, 2024, filed on May 15, 2024, and any subsequent filings.

The forward looking statements in this presentation represent Evofem's views only as of the date of this presentation, July 17, 2024, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

This presentation discusses estimates and other statistical data made by independent parties and by Evofem relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

EVOFEM: WOMEN'S SEXUAL AND REPRODUCTIVE HEALTH INNOVATION

- U.S. biopharma company commercializing innovative products to address unmet needs in women's sexual and reproductive health

phexxi (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

- Hormone-free, on-demand prescription contraceptive vaginal gel
- $18.2M net sales in 2023

solosec secnidazole 2g Oral Granules

- FDA-approved single-dose antimicrobial agent
- Complete course of therapy for two common sexual health infections
- U.S. re-launch planned for 2H of 2024, leveraging commercial infrastructure and strong physician relationships

- Successfully executing three-pronged strategy
  1. Increase revenues from differentiated women's health products in U.S.
  2. Expand commercial offering with additional synergistic products
  3. Partner or license products for global markets to maximize revenue

phexxi (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

43.3M POTENTIAL PHEXXI USERS IN THE U.S.[1]

U.S. MARKET BY CONTRACEPTIVE METHOD[1]
(MILLIONS)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
OF THE 72.7M WOMEN AGED 15-49 IN THE U.S.
Non-Prescription Contraceptive
10.3
No Contraceptive
13.0
Prescription Contraceptive,
20.0
Surgical Sterilization
17.2
Other Non-Targets
12.2

10.3M women use non-prescription contraceptives

Non-Rx methods: barrier methods; withdrawal; periodic abstinence; tracking; other

13.0M women use no contraceptive at all

20.0M women use prescription contraceptives

Rx hormonal oral contraceptives, rings, patches, shots and IUDs/copper IUD

** Study predates commercial availability of Phexxi*

$8.3B
Contraceptive Market
(U.S. 2022)[2]

1. Daniels-K-and-Abma-J.-Current-Contraceptive-Status-Among-Women-Aged-15-49_NCHS-Data-Brief-Number-388-October-2020.pdf (evofem.com)
2. Grandview Research. U.S. Contraceptive Market Size, Share & Trends Analysis Report By Product (Pills, Intrauterine Devices (IUD), Condoms, Vaginal Ring, Subdermal Implants, Injectable), And Segment Forecasts, 2022 – 2030.

EVOFEM IS LEADING THE REVOLUTION

Innovative women's reproductive and sexual health solutions

phexxi®

THE FIRST AND ONLY ON-DEMAND, NON-HORMONAL PRESCRIPTION CONTRACEPTIVE VAGINAL GEL

- Vaginal pH Modulator
- Hormone-free
- FDA-approved for prevention of pregnancy
- Woman-controlled
- Used only when you need it
- Box of 12 Phexxi applicators





MOA - PHEXXI IS A pH MODULATOR

Optimal vaginal pH levels can range from 3.5 – 4.5



When semen (pH 7.1-8) enters the vagina, it raises the environmental pH level

Allows sperm to be mobile and swim up the reproductive canal

Phexxi keeps vaginal pH in the optimal range

Among subjects who used Phexxi in the registrational clinical trials, only 1.6% discontinued due to an adverse reaction.

This is lower than published rates of hormonal methods, which range from 9.6% to 20.1% discontinuation due to adverse reactions

phexxi®

EVERY 1% MARKET SHARE OF THE 43.3M WOMEN IN OUR ADDRESSABLE MARKET REPRESENTS SIGNIFICANT NET PRODUCT SALES

GROSS WAC per box of 12 Phexxi applicators	**$348.24**[1]	**Paid by the plan, not the woman** Under Federal law, most payers must cover FDA-approved contraceptives, including Phexxi, at no cost to women
	-	
Gross-to-Net Adjustments	**40%**	
	=	
Net to Evofem per box of Phexxi	**$208.94**	
	X	
Boxes each year per woman (avg.) (60 Phexxi applicators)	**5**	
	↓	
	$452 M	**PHEXXI ANNUAL NET SALES** **per each 1% market penetration**[2]

1. Effective January 1, 2024. WAC: Wholesale Acquisition Cost.
2. Annual net sales calculation: Net $ to EVFM per box * boxes/year/women * 433,000 women (1% of 43.3M women in Phexxi addressable market)

NET PRODUCT SALES GROWTH SINCE LAUNCH

phexxi® Three consecutive years of revenue growth



$25.0
$20.0
$15.0
$10.0
$5.0
$-
IN MILLIONS
$0.4
$8.2
$16.8
$18.2
FY 2020
FY 2021
FY 2022
FY 2023

NET SALES CONSISTENTLY SURPASS SALES & MARKETING COST

Quarterly selling and marketing expense as a percent of net product sales



Product sales, net
Selling and Marketing
IN MILLIONS
$6.0
$12.3
$6.4
$11.9
$4.4
$19.7
$5.8
$3.9
$2.5
$2.2
$5.1
$3.0
$4.8
$2.6
$3.6
$2.3
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023*
Q3 2023
Q4 2023
Q1 2024

204%	188%	3867%	66%	89%	58%	54%	65%

ACTIVATING SELECT PATIENT TYPES TO USE PHEXXI



- Targeting women who are aligned with the current Phexxi user profiles
- Capitalizing on where Phexxi is already performing

PHEXXI PATIENT AGE

- The majority of Phexxi patients are within the 25-39 age range[1]
- Average age of Phexxi user is 33 years old

NOT USING A PRESCRIPTION CONTRACEPETIVE

LIVING WITH DEPRESSION AND ANXIETY

POSTPARTUM **MOTHER**

STRUGGLES WITH HER **WEIGHT**

IN NEED OF **NON-SYSTEMIC CONTRACEPTION**

CANCER **SURVIVOR**

WANTS **NON-HORMONAL**

1. IQVIA Phexxi claims data, July 2022

ACTIVATING PHEXXI UTILIZATION WITH SELECT PATIENT TYPES

phexxi®
(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel
1.8%, 1%, 0.4%

Prior Contraception Among Women Switching to Phexxi[1]



80.6%
Were not on any method of Rx contraception

1.7%
Switching from hormonal rings and patches

9.9%
Switching from oral contraceptive

7.8%
Other methods

WE ARE SUCCESSFULLY REACHING OUR TARGET PATIENT TYPES

1. IQVIA Phexxi claims data, July 2022

CREATING THE VAGINAL PH MODULATOR CATEGORY

Changing the contraceptive counseling conversation to make it personal



HORMONE FREE
VAGINAL pH MODULATOR
CONDOM
SPERMICIDE
FERTILITY TRACKING
COPPER IUD
TUBAL LIGATION
BIRTH CONTROL IS PERSONAL. WHICH METHOD* MEETS YOUR NEEDS?
CONTAINS HORMONES
ORAL CONTRACEPTION
PATCH
RING
INJECTION
HORMONAL IUD
IMPLANT
INDICATION
IMPORTANT SAFETY INFORMATION
EVOFEM BIOSCIENCES



HORMONE FREE
BIRTH CONTROL IS PERSONAL.
WHICH METHOD* MEETS YOUR NEEDS?
CONTAINS HORMONES
VAGINAL pH MODULATOR
CONDOM
SPERMICIDE
FERTILITY TRACKING
COPPER IUD
TUBAL LIGATION
ORAL CONTRACEPTION
PATCH
RING
INJECTION
HORMONAL IUD
IMPLANT
INDICATION
IMPORTANT SAFETY INFORMATION
EVOFEM

THE GLP-1 OPPORTUNITY

GLP-1s include Ozempic, Wegovy, Mounjaro, and Zepbound

GLP-1s may make oral birth control pills less effective at certain points in dosing schedule

Mounjaro and Zepbound clearly instruct HCPs to "advise females using oral contraceptives to switch to a non-oral contraceptive method or add a barrier method of contraception for 4 weeks after initiation and for 4 weeks after each dose escalation." [1]

GLP-1 package inserts warn of potential risks to the fetus from exposure to these drugs during pregnancy [2]

JP Morgan analysts forecast that by 2030 in the U.S. alone[1]

- 15 million obese patients will be on GLP-1s
- Around 9% of the population - 30 million people in the U.S. – may be on GLP-1s [1]

Critical need for a non-systemic, non-hormonal method, like Phexxi

1. Zepbound Prescribing Information. https://uspl.lilly.com/zepbound/zepbound.html#pi
2. Based on Section 8.1, Use in Specific Populations: PREGNANCY in the PI for semaglutide and tirzepatide products
3. Schott C. *The increase in appetite for obesity drugs.* JP Morgan, November 29, 2023. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs)

GLP-1 U.S. OPPORTUNITY: $224.56 MILLION TAM

2030 Forecast (U.S.)	**30 M** GLP-1 Users
	X
Women of Reproductive Age as % of U.S. Adult Population	**25.59%** [2]
	↓
Female GLP-1 Users of Reproductive Age	**7.7 M**
	X
% of Women of Reproductive Age using Oral Contraceptives (OCs)	**14.0%** [3]
	↓
Women on GLP-1s using OCs	**1.1 M** phexxi® targets

1.1 M X **$208.94** Net to Evofem per box of Phexxi = **$224.56 M** IN PHEXXI ANNUAL NET SALES

1. Schott C. *The increase in appetite for obesity drugs.* JP Morgan, November 29, 2023. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs
2. Calculated based on 2022 population data from March of Dimes PeriStats https://www.marchofdimes.org/peristats/data?top=14&lev=1&stop=129&reg=99&obj=9&slev=1
3. Daniels-K-and-Abma-J.-Current-Contraceptive-Status-Among-Women-Aged-15-49_NCHS-Data-Brief-Number-388-October-2020.pdf (evofem.com)

PHEXXI SALES COVERAGE



	Field Coverage (*n*=16)
	Virtual Coverage
	Strategic Initiatives
	Student Health & Residency Programs

INCREASING PHEXXI ACCESS

- More than 82% of Phexxi claims are now being approved[1]
- YTD 2023 Evofem has gained Phexxi coverage for more than 21.3M new lives[1]
- We have 73% coverage within our Commercial and Medicaid books of business[1]
  - 19.2M lives covered at no out-of-pocket cost[1]
- Co-pay card utilization has decreased 24% since Jan. 1, 2023, while claims have remained stable

Improvements in Phexxi coverage → Lower out-of-pocket costs to patients → Fewer Phexxi users need to use co-pay card

1. As of October 5, 2023

FIVE ORANGE BOOK LISTED PATENTS PROTECT PHEXXI INTO AT LEAST 2033

U.S. INTELLECTUAL PROPERTY

PATENT NO.	PATENT COVERAGE DETAILS	DURATION (EXPECTED INTO, AT LEAST)
11,992,472	Composition of matter patent covering composition and methods for contraception with a composition that encompasses Phexxi	March 2033
11,439,610	Composition of matter patent covering compositions containing L-Lactic Acid, including the Phexxi formulation	March 2033
11,337,989	Method of use patent covering contraception using the L-Lactic Acid Phexxi formulation	March 2033
10,568,855	Method of use patent covering contraception using the L-Lactic Acid Phexxi formulation	March 2033
6,706,276	Composition of matter patent covering Phexxi	March 2025

SYNERGISTIC WOMEN'S HEALTH ACQUISITION

solosec
secnidazole
2g Oral Granules

- Acquired in July 2024 from Lupin Limited
- Synergistic women's health product
  - Aligns with mission and women's health call point
  - Both SOLOSEC and Phexxi address the vaginal biome
- Leverages sales force
  - Detailing by our sales team will lift both products by connecting the dots with HCPs
- $20M annual net sales run rate pre-Covid from BV indication only[1]
- Once rebuilt, expected to deliver a *minimum* of $15M net sales to Evofem's bottom line annually from U.S. alone
- Additional revenue potential in ex-U.S. markets (untapped partnering/licensing opportunity)

1. SOLOSEC was not FDA approved for the treatment of trichomoniasis until July 2021

SOLOSEC® (SECNIDAZOLE) 2 G ORAL GRANULES

A novel, differentiated drug to treat two common women's health infections

- "One-and-done" oral, single dose treatment
- FDA-approved for two sexual health indications
- Solid monthly TRx growth pre-Covid; not consistently promoted since
- Good payer coverage, room to improve
- Strong IP in U.S. and key OUS markets
  - Nine *Orange Book*-listed patents protect SOLOSEC in U.S. through Sept. 2035
- Designated a Qualified Infectious Disease Product by FDA

SOLOSEC: TWO FDA-APPROVED INDICATIONS

I. BACTERIAL VAGINOSIS (BV) IN FEMALES 12 AND OLDER

solosec
secnidazole
2g Oral Granules

- Affects ~21 million women in the U.S.
- Most common vaginal condition in women ages 15-44
- Results from an overgrowth of bacteria, which upsets the balance of the natural vaginal microbiome and can lead to symptoms of odor and discharge
- Raises pH of the vagina, making it a more friendly environment for trichomoniasis and other STIs[1]
    - ~20% of BV patients also have trichomoniasis

BV affects **29%** of U.S. population

SOLOSEC provides a complete course of treatment with one oral dose

1. Sobel JD, Subramanian C, Foxman B, Fairfax M, Gygax S. Mixed Vaginitis—More than Coinfection and with Therapeutic Implications. Curr Infect Dis Rep 2013;15:104-108.

SOLOSEC: TWO FDA-APPROVED INDICATIONS

II. TRICHOMONIASIS IN PEOPLE 12 AND OLDER

solosec
secnidazole
2g Oral Granules

- The most common non-viral STI in the world[1]
  - Caused by a parasite called Trichomonas vaginalis
- ~5.4 million infections (U.S., 2018) - 2.1 million women + 3.3 million men
- Sexual partners must also be treated to prevent reinfection
- Approximately 70% of women with trichomoniasis are also infected with the bacteria that cause BV[2]

Trich affects
8.7%
of U.S.
population

SOLOSEC provides a complete course of treatment with one oral dose

1. Workowski KA, Bachmann LH, Chan PA, et al. CDC Sexually Transmitted Diseases Treatment Guidelines, 2021. MMWR Recomm Rep 2021;70(RR-04):1-192.
2. Brotman RM. Vaginal microbiome and sexually transmitted infection

SOLOSEC DEMONSTRATED SOLID GROWTH UNTIL COVID-19 OUTBREAK

$20M ANNUALIZED RUN RATE FOR TREATMENT OF BV ALONE[1]



Clindesse
Solosec
Nuvessa
~100K Annualized Units/Year
Monthly TRx Volume
10.0K
9.0K
8.0K
7.0K
6.0K
5.0K
4.0K
3.0K
2.0K
1.0K
0.0K
May 2018
Jun 2018
Jul 2018
Aug 2018
Sep 2018
Oct 2018
Nov 2018
Dec 2018
Jan 2019
Feb 2019
Mar 2019
Apr 2019
May 2019
Jun 2019
Jul 2019
Aug 2019
Sep 2019
Oct 2019
Nov 2019
Dec 2019

1. SOLOSEC was not FDA approved for the treatment of trichomoniasis until July 2021

WHY EVOFEM? WHY NOW?

Tenacious, Experienced Team Commercializing Innovative Rx Women's Health Products

phexxi (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

CONTRACEPTION

Hormone-free, woman-controlled; used only when needed

solosec secnidazole 2g Oral Granules

BV & TRICHOMONIASIS

Oral, single dose treatment



Attractive Target Markets

A small percentage of contraceptive market share yields large revenue

Robust birth control industry tailwinds

Re-launching differentiated, commercially attractive drug for two common sexual health infections in fall 2024

THANK YOU

